CERTIFICATION OF CHIEF FINANCIAL OFFICER

AND CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cascade Technologies Corp. (the “Company”) on Form 10-QSB for the period ended February 29, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Bruce Hollingshead, Chief Executive Officer and I, Christine Thomas, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:

April 11, 2008

                                       /s/ Bruce Hollingshead

                                   Bruce Hollingshead, CEO

           /s/ Christine Thomas

             Christine Thomas, CFO